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                                                          CONFIDENTIAL TREATMENT




                                                                    EXHIBIT 10.5
                                                                    TECAN



                        REDESIGN AND PRODUCTION TRANSFER



           This Agreement, made and entered into this January 12, 1995 between




                                    TECAN AG
                               Feldbachstrasse 80
                              CH-8634 Hombrechtikon
                                   SWITZERLAND


                      (hereinafter referred to as "TECAN")


                                       and


                          ROCHE IMAGE ANALYSIS SYSTEMS
               a Division of Roche Biomedical Laboratories, Inc.
                                112 Orange Drive
                             Elon College, NC 27244
                                       USA


                      (hereinafter referred to as "ROCHE")


Whereas, TECAN will redesign the existing CYTO-RICH(TM) prototype hereafter called "Product" according to the specifications of ROCHE.

Whereas, TECAN will prepare production of Product according to ISO 9001 standards for subsequent distribution.
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                                                          CONFIDENTIAL TREATMENT


Now, therefore in consideration of the mutual covenants hereinafter expressed, the parties agree as follows:

1.          DEFINITIONS

1.1 Concept phase, consists of the preparation of a detailed Project Book. The Project Book describes explicitly the Product according to the specifications of ROCHE including transfer costs to ROCHE. The concept phase is finalised with the milestone project release.

1.2 Prototype phase includes the development of one prototype of Product according to the design, concept and specifications of the Project Book. The prototype phase is finalised with the design review and prototype release.

1.3 Pilotseries phase consists of the production of the first lot of *** ******* of Product. The pilotseries phase will terminate with the release of the pilot built.

2.          PROJECT MANAGEMENT

2.1 TECAN will appoint a project manager responsible for the project within the timeframe and cost frame quoted hereafter.

2.2 The project manager will coordinate and invite ROCHE for each milestone, accomplishing one project phase.

2.3 The project manager will inform ROCHE immediately upon any deviation from the project plan.

3.          QUOTES FOR PROJECT PHASES

3.1         CONCEPT PHASE

            Price:                       The concept phase is quoted for ***
                                         ******.

            Result: The result will be presented with a Project Book (Ver 1.0, see enclosed copy).

            Timeframe:                   The Project Book will be available in
                                         week 52.

            Milestone for next phase:    Project release after approval of the
                                         concept phase's result by ROCHE.

3.2         PROTOTYPE PHASE
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                                                          CONFIDENTIAL TREATMENT



            Price:                         The Prototype phase is quoted for ***
                                           ****.

            Result: TECAN will build one prototype with concentration on the critical parts only. The prototype belongs to TECAN. Production documentation for pilot build will be ready.

            Timeframe:                     The prototype phase is finalised 3
                                           months after project release.

            Milestone for next phase:      Prototype release after approval of
                                           prototype phase's result by ROCHE.

3.3         PILOTSERIES PHASE

            Price: Engineering work for the pilotseries is quoted for *** ****, not including the instruments.

                                           Transferprice of Product is quoted as
                                           *** ****. The pilotseries
                                           consists of ****.

            Result: Final documentation, QC- procedures and production plans for Product.

                                           Pilotseries of Product

            Timeframe:                     4 months after prototype release

            Milestone for next phase:      Release pilot build
                                           after approval of pilot series
                                           phase's results by ROCHE.

3.4 Project release shall initiate prototype phase and prototype release shall initiate pilotseries phase unless termination by ROCHE or TECAN according to section 7.2 and 7.3 of this Agreement.

4.                PAYMENT

4.1 Payments shall be made for each phase in CHF within 30 days after the milestone meeting. Payment shall be made by ROCHE irrespective of any approval of the respective phase's result.

5.                TRAVELLING/EXPENSES
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5.1               Each phase's results shall be presented by TECAN to ROCHE at the milestone meeting which shall take place at TECAN's premises in Switzerland.

5.2               All expenses shall be borne by the travelling party.

                  if to ROCHE:                              if to TECAN:

                  ROCHE IMAGE ANALYSIS SYSTEMS              TECAN AG
                  112 Orange Drive                          Feldbachstrasse 80
                  Elon College, NC 27244                    8634 Hombrechtikon
                  USA                                       SWITZERLAND

                  Or to such other address as to which either party may advise the other in writing that notices should be sent.

9.                GOVERNING LAW AND ARBITRATION CLAUSE

9.1 This Agreement shall be governed by, and construed in accordance with, the laws of Switzerland.

9.2 Any disputes arising out of or in connection with this Agreement, including disputes on its conclusion, binding effect, amendment and termination, shall be resolved to the exclusion of the ordinary courts by a sole arbitrator in accordance with the International Arbitration Rules of the Zurich Chamber of Commerce. Arbitration shall be conducted in the English language.

Hombrechtikon, January 12, 1995                    Elon College

TECAN AG                                           ROCHE IMAGE ANALYSIS SYSTEMS


 /s/Chris Radloff /s/ Marco Forster                /s/ J.Racine
-----------------------------------                ----------------------------
Chris Radloff   Marco Forster                      Jerome Racine
S&M Manager     R&D Manager                        General Manager